SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 25, 1999
                                                   ----------------



                          BAY VIEW CAPITAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




Delaware                           0 -17901                      94-3078031
--------------------------------------------------------------------------------
(State or other            (Commission File Number)          (IRS Employer
jurisdiction                                                  Identification No.
incorporation)



1840 Gateway Drive, San Mateo, California                             94404
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(Address of principal executive offices)                           (Zip Code)



               Registrant's telephone number, including area code (650) 312-7200



                                              N/A
--------------------------------------------------------------------------------

         (Former name or former address, if changed since last report.)

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

Item 5. Other Events.

     On August 25, 1999, Franchise Mortgage Acceptance Company, a Delaware corporation ("FMAC"), and Bay View Capital Corporation, a Delaware corporation ("Bay View"), entered into an Amendment (the "Amendment") to the Agreement and Plan of Reorganization, dated as of March 11, 1999, by and between FMAC and Bay View (the "Merger Agreement"). The Amendment is filed herewith as Exhibit 2 and is incorporated herein by reference. Pursuant to the Amendment, and subject to the terms and conditions set forth in the Merger Agreement, in connection with the merger of FMAC with and into Bay View, each FMAC shareholder will have the option to elect to receive for each share of FMAC common stock held either $9.80 in cash or .5444 shares of Bay View common stock, provided that the FMAC shareholder elections are subject to the aggregate number of shares of FMAC common stock to be exchanged for Bay View common stock being equal to 85% of the number of shares of FMAC common stock outstanding immediately prior to closing. Pursuant to the Amendment, the Merger Agreement provisions (i) limiting Bay View common stock ownership by any FMAC shareholder immediately following the merger to 9.99% of the Bay View common stock on a pro forma basis, and (ii) providing FMAC with a termination right in the event the average Bay View common stock price is below $17.50, have been eliminated.

     FMAC and Bay View issued a joint Press Release  announcing the Amendment to
the  Merger  Agreement,   which  is  filed  herewith  as  Exhibit  99.1  and  is
incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


(c) EXHIBITS:

     2 Amendment to the Agreement and Plan of Reorganization by and between Bay View and FMAC, dated as of August 25, 1999.

     99.1 Joint Press Release of Bay View and FMAC issued August 25, 1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BAY VIEW CAPITAL CORPORATION



Date: August 26, 1999              By: /s/ Robert J. Flax
                                       ------------------------------------
                                       Robert J. Flax
                                       Executive Vice President,
                                       General Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit
Number                       Description



     2 Amendment to the Agreement and Plan of Reorganization by and between Bay View and FMAC, dated as of August 25, 1999.

     99.1 Joint Press Release of Bay View and FMAC issued August 25, 1999.

                                                                     Exhibit 2


                                    AMENDMENT
                                     to the
                      AGREEMENT AND PLAN OF REORGANIZATION
                                 by and between
                          BAY VIEW CAPITAL CORPORATION
                                       and
                      FRANCHISE MORTGAGE ACCEPTANCE COMPANY

     This Amendment to the Agreement and Plan of Reorganization (the "Amendment") dated as of August 25, 1999 is entered into by and between Bay View Capital Corporation ("Bay View") and Franchise Mortgage Acceptance Company ("FMAC"). WHEREAS, Bay View and FMAC entered into that certain Agreement and Plan of Reorganization dated as of March 11, 1999 (the "Agreement"); and

     WHEREAS, the parties desire to amend the Agreement as set forth below.

     The Agreement shall remain in full force and effect except as amended hereby, and the definition of terms contained in the Agreement are incorporated herein by reference. The parties do hereby amend the Agreement as follows:

     1. Section 1.3(a)(i) of the Agreement is hereby amended to read in its entirety as follows:

     (i) Each share of common stock of FMAC, $.001 par value per share (the "FMAC Common Stock"), issued and outstanding immediately prior thereto (except for Dissenting Shares, if applicable (as defined in Section 1.3(e)) shall, by virtue of the Merger and without any action on the part of the parties hereto or the holder thereof, but subject to this Section 1.3(a),
     Section 1.3(c) and Section 1.3(g), be converted into the right to receive, at the election of the holder thereof as provided in Section 1.3(b), either:

          (1)  $9.80 in cash (the "Per Share Cash Consideration"); or

          (2) .5444 of a share of the common stock of Bay View ("Bay View Common Stock"), par value $.01 per share (and the associated rights (the "Rights") under the Stockholder Protection

          Rights Agreement dated as of July 31, 1990, as amended, between Bay View and Manufacturers Hanover Trust Company of California, as Rights Agent) (the "Exchange Ratio" and the "Per Share Stock Consideration").

     Notwithstanding anything contained in this Agreement to the contrary, or any holder's election, the aggregate number of shares of FMAC Common Stock to be exchanged for shares of Bay View Common Stock in the Merger shall be equal to 85% (rounded up) of the total number of shares (including Dissenting Shares) of FMAC Common Stock issued and outstanding immediately prior to the Effective Time (the "Stock Amount").

     2. Section 1.3(c)(iii) of the Agreement is hereby amended to read in its entirety as follows:

                             [Intentionally Omitted]

     3. Section 1.3 (g) of the Agreement is hereby amended to read in its entirety as follows:

                    No Fractional Shares. Notwithstanding any other provision of this Agreement, neither certificates nor scrip for fractional shares of Bay View Common Stock shall be issued in the Merger. Each holder who otherwise would have been entitled to a fraction of a share of Bay View Common Stock shall receive in lieu thereof cash (without interest) in an amount determined by multiplying the fractional share interest to which such holder would otherwise be entitled by the closing price of Bay View Common Stock on the NYSE - Composite Transactions List (as reported by the Wall Street Journal) on the last trading day prior to the Effective Time. No such holder shall be entitled to dividends, voting rights or any other rights in respect of any fractional share.

     4. Section 3.18(e) of the Agreement is hereby amended to read in its entirety as follows:

                             [Intentionally Omitted]

     5. Section 5.17 of the Agreement is hereby amended to read in its entirety as follows:

          5.17 Impermissible Activities. FMAC shall use its reasonable best efforts to sell, transfer or otherwise dispose of, on terms satisfactory to Bay View, any of its or its Subsidiaries' businesses or activities that would be impermissible to be engaged in by Bay View Bank, either directly or indirectly; provided, that FMAC shall sell, transfer or otherwise dispose of prior to the Effective Time, on terms reasonably satisfactory to Bay View, any and all of its interests in FMAC Golf Finance Group LLC and FMAC Star Fund, LLP (together, the "Joint Ventures").

     6. Section 5.24 of the Agreement is hereby amended to read in its entirety as follows:

               Financial Reporting Obligations. FMAC shall cause the full amount of the financial charges and expense relating to restricted stock awards, bonus stock awards and other stock awards, if any, to be recorded on its financial books and records and financial statements for financial reporting purposes under GAAP on a pre-acquisition basis prior to the Closing Date.

     7. New Section 5.25 entitled "Other Regulatory Matters" is hereby added to the Agreement as follows:

          5.25 Other Regulatory Matters. FMAC shall advise (a) any individual holder of FMAC Common Stock (or multiple holders presumed to be acting in concert as defined in Section 12 C.F.R. section 225.41(d)) who expects to become the holder of 10% or more of Bay View Common Stock as a result of the Merger to take all actions necessary pursuant to Section 12 C.F.R.,
     Part 225 to file for control or a rebuttal of control of Bay View with the Board of Governors of the Federal Reserve System; and (b) any entity that is the holder of FMAC Common Stock who expects to become the holder of 10% or more of Bay View Common Stock as a result of the Merger to take all actions necessary pursuant to Section 12 C.F.R., Part 225 and the policies of the Federal Reserve System to file any required passivity commitments with the Federal Reserve System to insure that such holder need not register with the Federal Reserve System as a bank holding company.

     8. Section 6.1(j) of the Agreement is hereby amended to read in its entirety as follows:

     FMAC shall have sold, transferred or otherwise disposed of, on terms reasonably satisfactory to Bay View, any and all of its interests in the Joint Ventures.

     9. Section 7.1(g) of the Agreement is hereby amended to read in its entirety as follows:

                             [Intentionally Omitted]

     10. Bay View and FMAC hereby agree that the FMAC Disclosure Schedule is hereby amended to encompass the matters referred to in the letters dated April 5, 1999, regarding the Letter Agreement between Credit Suisse First Boston Corporation and FMAC, and June 2, 1999, regarding a repurchase obligation by FMAC of loans sold to Imperial Credit Commercial Mortgage Investment Corp. The parties agree that no breach of the Agreement by FMAC has been deemed to occur with respect to the omission of those matters from the Disclosure Schedules.

     11. Bay View acknowledges and agrees that FMAC has offered to enter into an Option Cancellation Agreement with each holder of Out-of-the-Money Options (as defined below) who is an employee of FMAC pursuant to which Bay View will pay in cash to each such holder, in exchange for the holder's execution of an Option Cancellation Agreement, as follows: $3.84 per share with respect to options with an exercise price of $11.00; and $1.89 per share with respect to options with an exercise price of $18.00. "Out-of-the-Money Options" are FMAC stock options with a per share exercise price greater than $10.25 per share. Bay View hereby acknowledges and agrees that, after the Effective Time, it shall, in accordance with the terms of the Option Cancellation Agreements, pay the entire amount of any cash payments thereby incurred.

     12. Neither party is aware of any existing breach of any representation, warranty or covenant made in the Agreement.

     13. This Amendment may be executed in one or more counterparts and it is not necessary that signatures of all parties appear on the same counterpart, but such counterparts together shall constitute but one and the same Amendment.


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


     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the day and year first above written.



                                        BAY VIEW CAPITAL CORPORATION



                                        By /s/ Edward H. Sondker
                                           -------------------------------------
                                           Edward H.  Sondker
                                           President and Chief Executive Officer





                                         FRANCHISE MORTGAGE
                                         ACCEPTANCE COMPANY



                                         By /s/ Kevin T. Burke
                                            ------------------------------------
                                                Kevin T. Burke
                                                Executive Vice President

                                                                  Exhibit 99.1


Bay View
Capital Corporation                             News Release
                                               ---------------

                                            NYSE:         BVC
                                            Web Site:     www.bayviewcapital.com
                                            Contact:      David A. Heaberlin
                                                          (650) 312-7272


                                            NASDAQ:       FMAX
                                            Web Site:     www.fmax.com
                                            Contact:      Wayne L. "Buz" Knyal
                                                          (310) 229-2629

FOR IMMEDIATE RELEASE

August 25, 1999


            BAY VIEW CAPITAL AND FRANCHISE MORTGAGE ANNOUNCE REVISED
                      TERMS OF DEFINITIVE MERGER AGREEMENT


     San Mateo, California - Bay View Capital Corporation (Bay View, NYSE: BVC) and Franchise Mortgage Acceptance Company (FMAC, Nasdaq: FMAX) today announced that they have agreed to amend the terms of the definitive merger agreement between the two companies. In accordance with the amended terms, each FMAC shareholder will have the option to elect either $9.80 in cash or .5444 shares of Bay View's common stock. In total, the elections for cash are limited to 15% of the shares of FMAC common stock outstanding immediately prior to closing and the elections for Bay View common stock are limited to 85% of the shares of FMAC common stock outstanding immediately prior to closing. In addition, the original merger provision prohibiting any FMAC shareholder from owning more than 9.99% of Bay View following the merger, along with the walk-away provision to the extent Bay View's stock price was less than $17.50, has been eliminated.

     In anticipation of the merger, which is still subject to approvals by both Bay View's and FMAC's shareholders, Bay View and FMAC are currently exploring a late 1999 or early 2000 whole loan sale or securitization of approximately $400-$500 million in franchise and branded retail loans.

     Edward H. Sondker, Bay View's President and Chief Executive Officer, commented, "We are very pleased that our companies could come together and agree upon these revised terms, which we believe are in the best interests of all of our shareholders. With all regulatory approvals received, we can now intensify our integration efforts towards our goal of an early fourth quarter close."

     Wayne L. "Buz" Knyal, FMAC's President and Chief Executive Officer, commented, "We look forward to completing this transaction and becoming part of Bay View. The resulting entity will be well positioned to grow and expand our leadership position in the franchise and multi-family lending segments."

     Bay View Capital Corporation is a $5.9 billion diversified financial services holding company headquartered in San Mateo, California. It is the parent company of Bay View Bank, N.A. and its subsidiaries, Bay View Acceptance Corporation and Bay View Commercial Finance Group.


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